Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2023	Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes

9. Income Taxes

The Company has not recorded any tax provision or benefit for the three and nine months ended September 30, 2023 and 2022. The Company has provided a valuation allowance for the full amount of its net deferred tax assets since realization of any future benefits from deductible temporary differences, net operating loss carryforwards and research and development credits are not more-likely-than-not to be realized at September 30, 2023 and December 31, 2022.

NOTE 11 – INCOME TAXES

As of December 31, 2022, the Company has available for federal income tax purposes a net operating loss carry forward of approximately $4,399,055, that do not expire, that may be used to offset future taxable income, but could be limited under Section 382. The Company has provided a valuation reserve against the full amount of the net operating loss benefit, since in the opinion of management based upon the earnings history of the Company; it is more likely than not that the benefits will not be realized. Due to possible significant changes in the Company’s ownership, the future use of its existing net operating losses may be limited. All or portion of the remaining valuation allowance may be reduced in future years based on an assessment of earnings sufficient to fully utilize these potential tax benefits.

We have adopted the provisions of ASC 740-10-25, which provides recognition criteria and a related measurement model for uncertain tax positions taken or expected to be taken in income tax returns. ASC 740-10-25 requires that a position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not that the position would be sustained upon examination by tax authorities.

Tax position that meets the more likely than not threshold is then measured using a probability weighted approach recognizing the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement. The Company had no tax positions relating to open income tax returns that were considered to be uncertain. We file income tax returns in the U.S. and in the state of California and Utah with varying statutes of limitations.

The Company’s deferred taxes as of December 31, 2022 and 2021 consist of the following:

	2022	2021
Non-Current deferred tax asset:
Net operating loss carryforwards	$924,000	$339,000
Valuation allowance	(924,000)	(339,000)
Net non-current deferred tax asset	$—	$—